Exhibit 10.5

同意函

SPOUSAL CONSENT

本人，[ ]（身份证号码：[ ]），为[ ]（身份证号码：[ ]）之合法配偶。本人在此无条件并不可撤销地同意[ ]于201[ ]年[ ]月[ ]日签署下列文件（下称“交易文件”），并同意按照交易文件的规定处置[ ]持有的、并登记在其名下的安徽奥凯发油脂科技股份有限公司（“内资公司”）的股权：

The undersigned, [ ] (ID card No. [ ]), is the lawful spouse of [ ] (ID card No. [ ]). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as “Transaction Documents”) by [ ] on May 25, 2019, and the disposal of the equity interests of Anhui Aokai Fa Grease Technology Co., Ltd. (hereinafter referred to as “Domestic Company”) held by [ ] and registered in [ ] name according to the Transaction Documents:

(1)	与安徽中瑞源生物科技有限公司（下称“WFOE”）及内资公司签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between 安徽中瑞源生物科技有限公司 (hereinafter referred to as the “WFOE”) and Domestic Company;

(2)	与WFOE及内资公司签署的《独家购买权协议》；和

Exclusive Option Agreement entered into between the WFOE and Domestic Company; and

(3)	[ ]签署的《授权委托书》。

Power of Attorney executed by [ ].

本人承诺不就[ ]持有的内资公司股权主张任何权利。本人进一步确认[ ]履行、修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Domestic Company which are held by [ ]. I hereby further confirm that [ ] can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得[ ]持有的内资公司的任何股权，则本人应受（经不时修订的）交易文件以及WFOE和内资公司之间于2019年5月25日签署的《独家业务合作协议》的约束，并遵守作为内资公司的股东在（经不时修订的）交易文件和《独家业务合作协议》下的义务，且为此目的，一旦WFOE提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和《独家业务合作协议》相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Domestic Company which are held by [ ] for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Domestic Company as of May 25, 2019 (as amended from time to time) and comply with the obligations thereunder as a shareholder of Domestic Company. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

姓名/Name: [ ]
日期：2019年5月25日
Date: May 25, 2019

Schedule of Material Differences

One or more person signed a spousal consent under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of the VIE Shareholder	Name of the Spouse/Undersigned	ID Card No. of the Spouse/Undersigned
1	Tingyin Zhang	Rong Wang	[*]
2	Pingting Wang	Ning Wei	[*]
3	Shuguang Chang	Deshu Guo	[*]
4	Debao Ke	Min Hu	[*]
5	Zhenhua Zhu	Jinkang Wang	[*]
6	Wenlian Wu	Lianfang Wang	[*]
7	Chuanhong Fu	Jiangying Li	[*]
8	Jingchang Zhu	Chuanrong She	[*]
9	Benchu Xia	Houying Zhou	[*]
10	Quan Li	Anping Zhang	[*]
11	Zhongrong Gu	Daowen Chen	[*]
12	Quansheng Shao	Yun Li	[*]
13	Jun Li	Lili Jin	[*]
14	Jinian Yu	Qigang Ni	[*]
15	Hao Zhang	Yeli Huang	[*]
16	Lingjian Meng	Jiqin Zhang	[*]
17	Shidong Zhao	Ailing Ren	[*]
18	Changsheng Xiang	Yanghua Li	[*]
19	Chunlu Zhou	Ailian Yang	[*]
20	Yiqin Xu	Xiaobo Wang	[*]
21	Desheng Xu	Xiuwen Chen	[*]
22	Huiling Wu	Xiufu Huo	[*]
23	Zhiling Wu	Tongfa Chen	[*]
24	Changjun Wu	Wanqun Han	[*]
25	Shuying Sun	Yanxing Zhang	[*]
26	Hongjuan Zhao	Xunkun Wang	[*]
27	Chuanwei Ge	Huiqin Song	[*]
28	Duo Qin	Nanying Shan	[*]
29	Zuowen Wang	Yanchun Cai	[*]
30	Bao Wen	Zucui Hong	[*]
31	Changsheng Chen	Xiaoyan Wang	[*]
32	Jinzhu Li	Fang Xu	[*]
33	Dengzhou Yao	Bangzhuan Li	[*]
34	Zhensheng Chang	Changmei Guo	[*]
35	Pengfei Wang	Jingjing Cheng	[*]
36	Jingjing Cheng	Pengfei Wang	[*]
37	Jun Fan	Liangrong Chen	[*]
38	Dehu Xiong	Chuanyu Zhang	[*]
39	Chunsheng Ni	Chen Zhang	[*]

40	Xiankui Chen	Yan Li	[*]
41	Changguo Wang	Ping Shi	[*]
42	Xiangyu Zhang	Huarong Duan	[*]
43	Guan Le	Qi Wang	[*]
44	Qi Wang	Guan Le	[*]
45	Renhui Guo	Daochong Xie	[*]
46	Wei Liang	Jingnong Chen	[*]
47	Yiping Zeng	Yin Wang	[*]
48	Yin Wang	Yiping Zeng	[*]
49	Jingping Xiao	Youping Chen	[*]
50	Chen Qian	Shunsheng Liu	[*]
51	Longkuang Yu	Lili Meng	[*]
52	Shuen Wang	Xiu Pan	[*]
53	Gongrong Wei	Hongchun Huang	[*]
54	Jufen Qian	Zhengyou Li	[*]
55	Fei Pei	Aihua Gu	[*]
56	Guang Hu	Boqin Ding	[*]
57	Bin Xiao	Ling Cheng	[*]
58	Ling Cheng	Bin Xiao	[*]
59	Yue Cheng	Suqin Han	[*]
60	Jianxiong Xie	Guifang Yi	[*]
61	Changgao Wang	Ruizhen Zhang	[*]
62	Min Hu	Debao Yang	[*]
63	Min Tian	Huaitao Xiang	[*]
64	Yuxia Ba	Liangpin Yu	[*]
65	Mingdong Li	Lanping Yang	[*]
66	Yuqiong Fang	Erlin Chen	[*]
67	Yihong Wu	Zhichun Xu	[*]
68	Heqian Shang	Yu Zhang	[*]
69	Jie Zhao	Qinlian Geng	[*]
70	Fengxia Wu	Fenglin Zha	[*]
71	Xiaodie Zhang	Xinmin Tao	[*]
72	Xinmin Tao	Xiaodie Zhang	[*]
73	Xunying Shen	Shanrong Cai	[*]
74	Jing Tang	Wu Cheng	[*]
75	Yuanzhang Li	Fanghua meng	[*]
76	Daoxin Ye	Jingcui Li	[*]
77	Guitian Yue	Yanxiong Yang	[*]
78	Yuxia Li	Changshui Du	[*]
79	Xiuying Wang	Ruoguang Chen	[*]
80	Changcui Wang	Guohong Xu	[*]
81	Chunxiang Zhao	Changan Ren	[*]
82	Xiulong Xie	Xinqin Yin	[*]
83	Hong Xu	Xiaohu Zhu	[*]
84	Yu Huo	Xiaoran Lv	[*]
85	Ailing Ren	Shidong Zhao	[*]
86	Tongfa Chen	Zhiling Wu	[*]
87	Bin Sun	Xiaoyun Huang	[*]
88	Xiaoran Lv	Yu Huo	[*]
89	Qiujiao Yang	Chunbing Yang	[*]
90	Lingfang Wu	Yiqian Xu	[*]
91	Changsheng Zheng	Lizhen Jiang	[*]
92	Jiangfei Chang	Qiong Pan	[*]
93	Lei Du	Hongjun Tao	[*]
94	Yonghong Wang	Yanhua Zhang	[*]

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